EXHIBIT 99.2

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following pro forma consolidated financial statements present the financial position and operations of the Company and its recently acquired subsidiaries as though the acquisitions occurred on the first day of the fiscal period presented. Subsequent to June 30, 2013 the Company acquired IPS Power Engineering, Inc., Global Renewable Energy Group, Inc., Intelligent Power, Inc. and Millenium Power Solutions, LLC. The consolidated balance sheets as of June 30, 2013 and the statements of operations for the six months ended June 30, 2013 for each of these entities is presented below. Also presented are the consolidated balance sheets as of December 31, 2012 and the statements of operations for the year ended December 31, 2012. The pro forma consolidated financial statements include the following pro forma adjustments:

1.

To eliminate common stock of IPS Power Engineering, Inc.

2.

To eliminate common stock of Global Renewable Energy Group, Inc.

3.

To record issuance of 15,500,000 shares for all of the outstanding shares of IPS Power Engineering, Inc. and Global Renewable Energy Group, Inc. valued at $2.87 per share and to record the construction in progress asset acquired in the transaction.

4.

To eliminate the accumulated deficit of IPS Power Engineering, Inc. and Global Renewable Energy Group, Inc.

5.

To record issuance of 1,383,400 shares for all of the outstanding shares of Intelligent Power, Inc. valued at $2.88 per share and to record the patented assets acquired.

6.

To eliminate common stock of Intelligent Power, Inc.

7.

To amortize patented assets acquired from Intelligent Power, Inc. over the 17year estimated life.

8.

To record issuance of 3,694,811 shares for all of the outstanding shares of Millenium Power Solutions LLC valued at $2.95 per share and to record the battery technology assets acquired.

9.

To eliminate the members’ equity of Millenium Power Solutions LLC.

10.

To amortize the battery technology assets acquired from Millenium Power Solutions LLC over the 17 year estimated life.

BLUE EARTH, INC.

Pro forma Consolidated Balance Sheet

June 30, 2013

	Blue Earth, Inc.	IPS	Global Renewable	Intelligent	Millennium				Adjusted
	and	Power	Energy	Power	Power	Combined	Pro Forma		Pro Forma
	Subsidiaries	Engineering, Inc.	Group, Inc.	Inc	Solutions LLC	Totals	Adjustments	REF	Totals
ASSETS

CURRENT ASSETS

Cash	$3,813,318	$2,733	$221	$7,330	$463,733	$4,287,335	$-		$4,287,335
Accounts receivable, net	2,099,398	2,500	-	8,000	61,721	2,171,619	-		2,171,619
Inventory	241,879	-	-	-	88,367	330,246	-		330,246
Construction in progress	2,315,730					2,315,730	-		2,315,730
Costs in excess of billings	2,400,407	-	-	-	-	2,400,407	-		2,400,407
Other current assets	535,235	-	-	149	-	535,384	-		535,384

Total Current Assets	11,405,967	5,233	221	15,479	613,821	12,040,721	-		12,040,721

PROPERTY AND EQUIPMENT, net	829,849	3,725	-	3,464	8,423	845,461	-		845,461

OTHER ASSETS

Deposits	57,408	665	-	-	-	58,073	-		58,073
	-	-	-	-	-	-	13,698	[4]
Construction in progress							44,485,000	[3]	44,498,698
Contracts and franchise, net	7,090,939	-	-	48,442	-	7,139,381	56,592	[6]	7,195,973
Patents and technology							3,984,192	[5]	13,957,858
							(118,847)	[7]
							10,899,692	[8]
							(501,346)	[9]
							(305,834)	[10]

Total Other Assets	7,148,347	665	-	48,442	-	7,197,454	58,513,148		65,710,602

TOTAL ASSETS	$19,384,163	$9,623	$221	$67,385	$622,244	$20,083,636	$58,513,148		$78,596,784

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$927,214	$17,118	$-	$41,800	$95,187	$1,081,319	$-		$1,081,319
Billings in excess of revenues	544,002	-	-	-	-	544,002	-		544,002
Loans and notes payable	25,795	-	-	55,267	-	81,062	-		81,062
Related party payables	1,564,125	6,424	-	1,695	18,394	1,590,638	-		1,590,638
Other current liabilities	1,396,695	-	-	25,215	7,317	1,429,227	-		1,429,227

Total Current Liabilities	4,457,831	23,542	-	123,977	120,898	4,726,248	-		4,726,248

LONG TERM LIABILITIES
Loans and notes payable	-	-	-	-	-	-	-		-

Long term liabilities	-	-	-	-	-	-	-		-

TOTAL LIABILITIES	4,457,831	23,542	-	123,977	120,898	4,726,248	-		4,726,248

STOCKHOLDERS' EQUITY (DEFICIT)

Preferred stock	1,236	-	-	-	-	1,236	-		1,236
Common stock	25,339	1,090,375	4,000	530,198	-	1,649,912	(1,090,375)	[1]	45,917
							(4,000)	[2]	-
							15,500	[3]	-
							1,383	[5]
							(530,198)	[5]
							3,695	[8]
Members' equity					1,563,185	1,563,185	(1,563,185)	[9]	-
Additional paid-in capital	56,852,907	-	12,928	-	-	56,865,835	1,090,375	[1]	116,201,213
							4,000	[2]	-
	-	-	-	-	-	-	44,469,500	[3]	-
							(1,107,303)	[4]
							3,982,809	[5]
							10,895,997	[8]
Stock subscription receivable	(11,300)	-	-	-	-	(11,300)	-		(11,300)
Retained earnings (deficit)	(41,941,850)	(1,104,294)	(16,707)	(586,790)	(1,061,839)	(44,711,480)	1,104,294	[4]	(42,366,530)
							16,707	[4]
							586,790	[6]
							(118,847)	[7]
							1,061,839	[9]
							(305,834)	[10]

Total Stockholders' Equity (Deficit)	14,926,332	(13,919)	221	(56,592)	501,346	15,357,388	58,513,148		73,870,536

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)	$19,384,163	$9,623	$221	$67,385	$622,244	$20,083,636	$58,513,148		$78,596,784

BLUE EARTH, INC.

Proforma Consolidated Statements of Operations

For the Six Months Ended June 30, 2013

									Pro-Forma
	Blue Earth, Inc.	IPS	Global Renewable	Intelligent	Millennium				Adjusted
	and	Power	Energy	Power	Power	Combined	Pro Forma		Combined
	Subsidiaries	Engineering, Inc.	Group, Inc.	Inc.	Solutions LLC	Totals	Adjustments	REF	Totals
REVENUES	$6,078,040	$2,500	$-	$3,750	$146,879	$6,231,169	$-		$6,231,169
COST OF SALES	4,276,804	-	-	-	106,961	4,383,765	-		4,383,765

GROSS PROFIT	1,801,236	2,500	-	3,750	39,918	1,847,404	-		1,847,404

OPERATING EXPENSES

General and administrative	8,159,395	400,000	16,707	203,284	348,800	9,128,186	-		9,128,186
Depreciation and amortization expense	1,198,682	5,194	-	-	911	1,204,787	118,847	[7]	1,323,634
	-	-	-	-	-	-	305,834	[10]	305,834

Total Costs and Expenses	9,358,077	405,194	16,707	203,284	349,711	10,332,973	424,680		10,757,653

OPERATING LOSS	(7,556,841)	(402,694)	(16,707)	(199,534)	(309,793)	(8,485,569)	(424,680)		(8,910,249)

OTHER INCOME (EXPENSE)

Gain on derivative valuation	-	-	-	-	-	-	-		-
Other income	637,097	-	-	-	129	637,226	-		637,226
Other expense	(297,816)	-	-	-	-	(297,816)	-		(297,816)

Total Other Income (Expense)	339,281	-	-	-	129	339,410	-		339,410

LOSS BEFORE INCOME TAXES	(7,217,560)	(402,694)	(16,707)	(199,534)	(309,664)	(8,146,159)	(424,680)		(8,570,839)
PROVISION FOR INCOME TAXES	-	-	-	-	-	-	-		-

NET LOSS	(7,217,560)	(402,694)	(16,707)	(199,534)	(309,664)	(8,146,159)	(424,680)		(8,570,839)

PREFERRED DIVIDENDS	(658,341)	-	-	-	-	(658,341)	-		(658,341)

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(7,875,901)	$(402,694)	$(16,707)	$(199,534)	$(309,664)	$(8,804,500)	$(424,680)		$(9,229,180)

BASIC LOSS PER SHARE	$(0.32)	$(0.03)	$(0.01)	$(0.14)	$(0.08)				$(0.20)

WEIGHTED AVERAGE SHARES	22,469,825	12,355,000	3,145,000	1,383,400	3,694,811				43,048,036

BLUE EARTH, INC.

Proforma Consolidated Balance Sheet

December 31, 2012

		IPS	Global Renewable	Intelligent	Millennium				Adjusted
	Blue	Power	Energy	Power	Power	Combined	Pro Forma		Pro Forma
	Earth, Inc.	Engineering, Inc.	Group, Inc.	Inc.	Solutions, LLC	Totals	Adjustments	REF	Totals
ASSETS

CURRENT ASSETS

Cash	$659,009	$-	$-	$5,788	$193,684	$858,481	$-		$858,481
Accounts receivable, net	1,749,827	23,625	-	4,250	30,451	1,808,153	-		1,808,153
Costs in excess of billings	1,724,543	-	-	-	-	1,724,543	-		1,724,543
Inventory	221,548	-	-	-	89,606	311,154	-		311,154
Construction in progress	706,043	-	-	-	-	706,043	-		706,043
Other current assets	921,917	-	-	104	-	922,021	-		922,021

Total Current Assets	5,982,887	23,625	-	10,142	313,741	6,330,395	-		6,330,395

PROPERTY AND EQUIPMENT, net	661,156	-	-	550	9,289	670,995	-		670,995

OTHER ASSETS

Deposits	52,408	665	-	-	-	53,073	-		53,073
	-	-	-	-	-	-	6,225	[4]	-
Construction in progress							44,485,000	[3]	44,491,225
Contracts and franchise, net	8,250,495	-	-	30,158	-	8,280,653			8,280,653
Patents and technology							3,984,192	[5]	14,000,256
							8,558	[6]
							(237,693)	[7]
							10,899,692	[8]
							(42,825)	[9]
							(611,667)	[10]

Total Other Assets	8,302,903	665	-	30,158	-	8,333,726	58,491,481		66,825,207

TOTAL ASSETS	$14,946,946	$24,290	$-	$40,850	$323,030	$15,335,116	$58,491,481		$73,826,597

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$2,088,459	$30,515	$-	$34,500	$31,850	$2,185,324	$-		$2,185,324
Billings in excess of revenues	674,971	-	-	-	-	674,971	-		674,971
Loans and notes payable	503,386	-	-	-	-	503,386	-		503,386
Related party payables	1,976,995	-	-	5,392	241,000	2,223,387	-		2,223,387
Other current liabilities	1,415,393	-	-	9,516	7,355	1,432,264	-		1,432,264

Total Current Liabilities	6,659,204	30,515	-	49,408	280,205	7,019,332	-		7,019,332

LONG TERM LIABILITIES
Loans and notes payable	-	-	-	-	-	-	-		-

Long term liabilities	-	-	-	-	-	-	-		-

TOTAL LIABILITIES	6,659,204	30,515	-	49,408	280,205	7,019,332	-		7,019,332

STOCKHOLDERS' EQUITY (DEFICIT)

Preferred stock	510	-	-	-	-	510	-		510
Common stock	20,883	695,375	-	378,698	-	1,094,956	(695,375)	[1]	41,461
							-	[2]	-
							15,500	[3]
							1,383	[5]
							(378,698)	[6]
							3,695	[8]
Members' equity					795,000	795,000	(795,000)	[9]	-
Additional paid-in capital	42,332,298	-	-	-	-	42,332,298	695,375	[1]	101,680,604
							-	[2]
	-	-	-	-	-	-	44,469,500	[3]
							(695,375)	[4]
							3,982,809	[5]
							10,895,997	[8]
Stock subscription receivable	-	-	-			-	-		-
Retained earnings (deficit)	(34,065,949)	(701,600)	-	(387,256)	(752,175)	(35,906,980)	701,600	[4]	(34,915,309)
							387,256	[6]
							(237,693)	[7]
							752,175	[9]
							(611,667)	[10]

Total Stockholders' Equity (Deficit)	8,287,742	(6,225)	-	(8,558)	42,825	8,315,784	58,491,481		66,807,265

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)	$14,946,946	$24,290	$-	$40,850	$323,030	$15,335,116	$58,491,481		$73,826,597

BLUE EARTH, INC.

Proforma Consolidated Statements of Operations

For the Year Ended December 31, 2012

			Global						Pro-Forma
		IPS	Renewable	Intelligent	Millennium				Adjusted
	Blue	Power	Energy	Power	Power	Combined	Pro Forma		Combined
	Earth, Inc.	Engineering, Inc.	Group, Inc.	Inc.	Solutions, LLC	Totals	Adjustments	REF	Totals
REVENUES	$9,966,073	$23,625	$-	$4,500	$71,570	$10,065,768	$-		$10,065,768
COST OF SALES	6,383,645	-	-	-	44,359	6,428,004	-		6,428,004

GROSS PROFIT	3,582,428	23,625	-	4,500	27,211	3,637,764	-		3,637,764

OPERATING EXPENSES

General and administrative	12,311,157	627,430	-	249,219	372,557	13,560,363	-		13,560,363
Depreciation and amortization expense	2,541,961	-	-	-	7,103	2,549,064	237,693	[7]	2,786,757
	-	-	-	-	-	-	611,667	[10]	611,667

Total Costs and Expenses	14,853,118	627,430	-	249,219	379,660	16,109,427	849,361		16,958,788

OPERATING LOSS	(11,270,690)	(603,805)	-	(244,719)	(352,449)	(12,471,663)	(849,361)		(13,321,024)

OTHER INCOME (EXPENSE)

Gain on derivative valuation	2,037,325	-	-	-	-	2,037,325	-		2,037,325
Other income	1	-	-	-	274	275	-		275
Other expense	(373,770)	-	-	-	(400,000)	(773,770)	-		(773,770)

Total Other Income (Expense)	1,663,556	-	-	-	(399,726)	1,263,830	-		1,263,830

LOSS BEFORE INCOME TAXES	(9,607,134)	(603,805)	-	(244,719)	(752,175)	(11,207,833)	(849,361)		(12,057,194)
PROVISION FOR INCOME TAXES	-	-	-	-	-	-	-		-

NET LOSS	(9,607,134)	(603,805)	-	(244,719)	(752,175)	(11,207,833)	(849,361)		(12,057,194)

PREFERRED DIVIDENDS	(545,020)	-	-	-	-	(545,020)	-		(545,020)

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(10,152,154)	$(603,805)	$-	$(244,719)	$(752,175)	$(11,752,853)	$(849,361)		$(12,602,214)

BASIC LOSS PER SHARE	$(0.51)	$(0.05)	$-	$(0.18)	$(0.20)				$(0.30)

WEIGHTED AVERAGE SHARES	18,961,099	12,355,000	3,145,000	1,383,400	3,694,811				39,539,310

Notes to Unaudited Pro Forma Consolidated Financial Statements

Effective July 15, 2013, IPS Acquisition Corp., “IPS”, a newly formed subsidiary of Blue Earth, Inc.,  entered into a merger agreement with IPS Power Engineering, Inc. and Global Renewable Energy Group, Inc. wherein IPS purchased all of the issued and outstanding shares of IPS Power Engineering, Inc. and Global Renewable Energy Group, Inc.. for  15,500,000  shares of restricted common stock of Blue Earth, Inc.  These shares were valued based on the quoted market price on the effective date of the transaction, at $2.87 per share, or $44,485,000.  Blue Earth, Inc. also issued 50,000 shares of its common stock as a finder’s fee valued $1.18 which are included in the outstanding shares at June 30, 2013.

Immediately after the transaction, IPS ceased to exist and IPS Power Engineering, Inc. and Global Renewable Energy Group, Inc.. became the surviving corporations, wholly owned subsidiaries of Blue Earth, Inc.

The pro forma adjustments reflect the issuance of 15,500,000 shares of Blue Earth, Inc. common stock to shareholders of IPS Power Engineering, Inc. and Global Renewable Energy Group, Inc.. in exchange for all issued and outstanding shares of IPS Power Engineering, Inc. and Global Renewable Energy Group, Inc..  This entry also reflects the elimination of equity balances, including the common stock of IPS Power Engineering, Inc. and Global Renewable Energy Group, Inc., retained earnings of both entities and the allocation of excess purchase price above the market value of the tangible assets acquired and liabilities assumed in the acquisition to construction in progress on the project contracts held by IPS Power Engineering, Inc. and Global Renewable Energy Group, Inc. The cost of assets acquired will be capitalized and allocated to the several projects to be constructed rather than amortized.

The calculation of the $44,498,698 excess purchase price was calculated as shown in the table below.

Purchase Price	Shares	Price	Total
IPS Power Engineering, Inc. and Global Renewable Energy Group, Inc.	15,500,000	$2.87	$44,485,000

Total Purchase Price			44,485,000
Tangible Assets Acquired			(9,844)
Total Liabilities Assumed			23,542
Cost of Construction in Progress			$44,498,698

Effective July 24, 2013, Intelligent Power Acquisition, Inc., “IPA”, a newly formed subsidiary of Blue Earth, Inc.,  entered into a merger agreement with Intelligent Power, Inc. wherein IPA purchased all of the issued and outstanding shares of Intelligent Power, Inc. for  1,383,400  shares of restricted common stock of Blue Earth, Inc.  These shares were valued based on the quoted market price on the effective date of the transaction, at $2.88 per share, or $3,984,192.

Immediately after the transaction, IPA ceased to exist and Intelligent Power, Inc. became the surviving corporation, a wholly owned subsidiary of Blue Earth, Inc.

The pro forma adjustments reflect the issuance of 1,383,400 shares of Blue Earth, Inc. common stock to shareholders of Intelligent Power, Inc. in exchange for all issued and outstanding shares of Intelligent Power, Inc. This entry also reflects the elimination of equity balances, including the common stock of Intelligent Power, Inc., retained earnings and the allocation of excess purchase price above the market value of the tangible assets acquired and liabilities assumed in the acquisition to patents and technology. The cost of the intangible assets acquired will be capitalized and amortized over the estimate life of 17 years.

The calculation of the $4,040,784 excess purchase price was calculated as shown in the table below.

Purchase Price	Shares	Price	Total
Intelligent Power, Inc.	1,383,400	$2.88	$3,984,192

Total Purchase Price			3,984,192
Tangible Assets Acquired			(67,385)
Total Liabilities Assumed			123,977
Cost of Construction in Progress			$4,040,784

Effective August 23, 2013, MPS Acquisition Corp., “MPS”, a newly formed subsidiary of Blue Earth, Inc.,  entered into a merger agreement with Millennium Power Solutions LLC wherein MPS purchased all of the issued and outstanding shares of Millennium Power Solutions LLC  for  3,694,811  shares of restricted common stock of Blue Earth, Inc.  These shares were valued based on the quoted market price on the effective date of the transaction, at $2.95 per share, or $10,899,692.  In addition, the principals of MPS shall be entitled to receive a per-year earn out equal to ten (10%) percent of the profits of MPS as a separate wholly-owned subsidiary of Blue Earth, Inc. payable in Blue Earth, Inc. shares of common stock valued at the then current fair market value. The earn out is limited to a five year period and has an aggregate cap of $3,572,199.

Immediately after the transaction, Millennium Power Solutions LLC ceased to exist and MPS became the surviving corporation, a wholly owned subsidiary of Blue Earth, Inc.

The pro forma adjustments reflect the issuance of 3,694,811 shares of Blue Earth, Inc. common stock to members of Millennium Power Solutions LLC in exchange for all issued and outstanding member interests of Millennium Power Solutions LLC This entry also reflects the elimination of equity balances, including the member interests of Millennium Power Solutions LLC, the retained earnings and the allocation of the purchase price above the market value of the tangible assets acquired and liabilities assumed in the acquisition to patents and technology. The cost of the intangible assets acquired will be capitalized and amortized over the estimate life of 17 years.

The calculation of the $10,398,346 excess purchase price was calculated as shown in the table below.

Purchase Price	Shares	Price	Total
Millennium Power Solutions LLC	3,694,811	$2.95	$10,899,692

Total Purchase Price			10,899,692
Tangible Assets Acquired			(622,244)
Total Liabilities Assumed			120,898
Patents and technology			$10,398,346

The pro forma, consolidated balance sheets and statements of operations of Blue Earth, Inc. , IPS Power Engineering, Inc., Global Renewable Energy Group, Inc., Intelligent Power, Inc. and Millennium Power Solutions LLC  are presented here as of June 30, 2013 and December 31, 2012.